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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: October 23, 1997
(Date of earliest event reported)



                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)


Delaware                           33-56893                         51-0362653
(State or Other Juris-            (Commission                 (I.R.S. Employer
diction of Incorporation)        File Number)              Identification No.)


         8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota   55437
                    (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000






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Item 5Other Events.


            On November 25, 1997, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1997-KS4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and The First National Bank of Chicago, as Trustee.

            In connection with the expected sale of the Series 1997-KS4 Certificates, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

            The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other
      information   subsequently   filed  with  the   Securities   and  Exchange
      Commission.

            The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

            In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




[CTSRASC.WPD    December 7, 1995]

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                                    -3-


Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits



                           Item 601(a) of
                           Regulation S-K
     Exhibit No.            Exhibit No.                  Description
          1                      99                 Collateral Term Sheets



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                                    -4-

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL ASSET SECURITIES
                                          CORPORATION

                                          By: /s/ Timothy A. Kruse
                                          Name: Timothy A. Kruse
                                          Title: Vice President




Dated: October 23, 1997


























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                                    -5-

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          RESIDENTIAL ASSET SECURITIES
                                          CORPORATION

                                          By:________________________
                                          Name: Timothy A. Kruse
                                          Title: Vice President




Dated: October 23, 1997

[CTSRASC.WPD    December 7, 1995]

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                                    -6-

                                 EXHIBIT INDEX


                        Item 601 (a) of Sequentially
      Exhibit     Regulation S-K Numbered
      Number            Exhibit No.        Description      Format


1                            99            Collateral Term             P
                                              Sheets



[CTSRASC.WPD    December 7, 1995]

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                                    -7-
                                  EXHIBIT 1

                            (Intentionally Omitted)

[CTSRASC.WPD    December 7, 1995]

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